Distributor:
Pacific Global Fund Distributors, Inc.
206 North Jackson Street
Suite 201                                        [GRAPHIC]
Glendale, California 91206
1.800.282.6693

                                    PACIFIC
                                    ADVISORS
                                    FUNDING

                             GOVERNMENT SECURITIES
                                      FUND

                                  ANNUAL REPORT

                                FEBRUARY 28, 1996

DEAR SHAREHOLDER
--------------------------------------------------------------------------------
February 28, 1996

1995 was an outstanding bull market for bonds in sharp contrast to the bear bond market of 1994. The bond market experienced an impressive rally as long-term interest rates dropped from over 8.15% in late 1994, to 5.95% by year end 1995.

   In 1994, the Pacific Advisors Government Securities Fund ("Fund"), utilizing a defensive strategy, was ranked third in performance for the year. In 1995, the Fund became more assertive in its investment strategy which produced a total return of 20.32%, for the period January 1, 1995 to December 31, 1995. These results maintained the Fund's position as one of the top 15 U.S. Government Bond Funds in 1995, according to Lipper Analytical Services, Inc. It was the only fund ranked as one of the top 15 government bond funds in 1994 to repeat in 1995. The investment results are based on shares purchased at its offering price, after deducting the Fund's current maximum sales charge, on January 1, 1995 and held through December 31, 1995, with all dividends and capital gains reinvested and after expense reimbursements.

   According to Lipper Analytical Services, Inc., government bond funds had an average total rate of return of 17.34%, in 1995. The Lehman Intermediate and Long-term Treasury-Bond indexes which are unmanaged indices of total returns for government bonds, increased by 14.48% and 30.72% respectively for this same period.

   In early 1995, the market began to anticipate lower interest rates due to a belief that the economy was slowing and the Federal Reserve would lower interest rates to avoid a recession. With inflation under control and congress acting on legislation to reduce the budget deficit, the stage was set for a strong rally in bond prices. During the first six months of 1995, the bond market experienced an unusually high demand for long-term bonds which caused long-term interest rates to decline more rapidly than the market anticipated. This was caused in part by the japanese banks which began buying a significant share of U.S. Government Obligations (i.e. U.S. Treasury Bonds, Notes and Bills) to help strengthen the U.S. Dollar's exchange rate with the Japanese Yen. In the third quarter, long-term interest rates increased temporarily as the economy showed more strength than anticipated. Long-term interest rates resumed their downward trend in the fourth quarter, as the economy showed signs of slowing and the market anticipated a reduction in short-term interest rates by the U.S. Federal Reserve. The interest rate for the 30 year U.S. Treasury Bond declined to 5.95% by December 31, 1995.

   Beginning in November, 1994, it appeared that long-term rates were nearing their peak at 8.15%. At that time, the Fund began to buy long-term U.S.
Treasury Bonds. By the end of 1995, 79.12% of the Fund's assets were invested in long-term bonds and public utility common stocks. The remaining twenty percent of the Fund's assets were invested in short-term investments which gives the Fund the ability to make adjustments in response to further interest rate developments. The average maturity of the Fund increased from 2 years to 20.45 years during this same period.

   The Fund continues to invest using a "Barbell" investment strategy. One end of the Barbell has short-term U.S. Treasury Bills and money market funds and long-term (i.e. 30 year) U.S. Treasury Bonds are on the other end. This strategy locks in the higher interest rates and the opportunity for capital gains if interest rates decline, as expected, over the next few years. When it appears that long-term rates may increase temporarily, we will sell some portion of our long-term position and take profits. As long-term rates near another peak we would again be more heavily weighted in long-term bonds.

   We continue to believe that long-term interest rates will decline to a target of 5.0% or less by the turn of the century. This interest rate decline should occur as the result of world wide deflationary forces, which should keep inflation under control. If, during 1996, the U. S. Government impasse continues or the economy shows signs of unexpected strength, we may experience more volatility in long-term interest rates. Temporary interest rate increases, due to cyclical pressures, may provide the last opportunity to purchase long bonds before long-term interest rates continue their decline into 2000 AD. Our investment strategy is to purchase U.S. Treasury bonds as interest rates move higher and hold them until the 1999-2000 time frame.

   Approximately 26% of the Fund has been invested in the common stocks of public utility companies that have above average dividend growth. This utility strategy offers the potential for growth in income which is unavailable in bonds. This growth in income is intended to provide some protection against inflation.

   In 1995, the bond market produced above average returns for investors. While the bond markets may experience some short term volatility, we believe that the long term outlook is good. Our goal continues to be an emphasis on protecting the Fund's capital and profit from the long-term potential of declining interest rates.

   Please contact your financial advisor or Pacific Advisors Fund, if you have questions or would like more information on the Fund.

   Sincerely,

   /s/ George A. Henning      /s/ R. Kelly Kelly
   ----------------------     -----------------------
   George A. Henning          R. Kelly Kelly
   Chairman                   Adviser
                              Spectrum Asset
                              Management, Inc.

-------------------------------------------------------------------------------
CHANGE IN VALUE OF $10,000 INVESTMENT*

   This chart shows the growth of a $10,000 investment made in Pacific Advisors Government Securities Fund on February 8, 1993 compared to the growth of the Lehman T-Bond Index, Intermediate.

                  PACIFIC ADVISORS GOVERNMENT SECURITIES FUND
                          Average Annual Total Return
                      for period ending December 31, 1995

                                    One Year
                                     20.32%

                                   Inception
                                    (2/8/93)
                                     6.67%

                           PAFI                   LEHMAN
                         --------               ----------
                         $10,000                $10,000
12/93                    $10,036                $10,826
12/94                    $10,021                $10,604
12/95                    $12,057                $12,140

* Reflects the deduction of the 4.75% maximum sales charge and assumes all distributions were reinvested at net asset value and after expense reimbursements. The results show annualized returns for 1993, since February 8, 1993 was the inception date of the Fund.

  The Lehman T-Bond Index is an unmanaged index of intermediate government bonds since 12/31/80.

  Past performance does not guarantee future results. Share price and return fluctuate, so that your shares when redeemed, may be worth more or less than their original cost.

                             SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                DECEMBER 31, 1995

                                                              Shares/Par Value          Value
                                                              ----------------          -----

U.S. GOVERNMENT OBLIGATIONS (70.03%)

     U.S. TREASURY BONDS (56.23%)
         U.S. Treasury Bond 9.00% 11/15/18                      $  300,000           $  408,843
         U.S. Treasury Bond 8.125% 8/15/19                         300,000              377,250
         U.S. Treasury Bond 8.50% 2/15/20                          300,000              392,156
         U.S. Treasury Bond 7.875% 2/15/21                         300,000              369,281
         U.S. Treasury Bond 8.125% 8/15/21                         300,000              380,061
         U.S. Treasury Bond 7.25% 8/15/22                          300,000              347,344
         U.S. Treasury Bond 6.25% 8/15/23                          300,000              308,344
         U.S. Treasury Bond 7.50% 11/15/24                         300,000              360,375
         U.S. Treasury Bond 6.875% 8/15/25                         300,000              338,437
                                                                                     ----------
                                                                                      3,282,091
                                                                                     ----------
     U.S. TREASURY BILLS (3.39%)
         U.S. Treasury Bill 3/14/96                                200,000              198,028
                                                                                     ----------
     U.S. TREASURY NOTES (10.41%)
         U.S. Treasury Note 7.00% 9/30/96                          600,000              607,687
                                                                                     ----------
         TOTAL U.S. GOVERNMENT OBLIGATIONS                                           $4,087,806
                                                                                     ----------
COMMON STOCK (26.00%)

     NATURAL GAS (3.00%)
         Enron Corp.                                                 4,600              175,375
                                                                                     ----------
     TELECOMMUNICATIONS (6.41%)
         Cincinnati Bell, Inc.                                       6,000              208,500
         Tele Denmark A/S - ADR                                      6,000              165,750
                                                                                     ----------
                                                                                        374,250
                                                                                     ----------
     TELECOMMUNICATIONS - TELEPHONE COMPANIES (1.51%)
         GTE Corp.                                                   2,000               88,000
                                                                                     ----------

                                                          Shares/Par Value          Value
                                                          ----------------          -----
COMMON STOCK continued
     UTILITIES - GAS & ELECTRIC (9.05%)
         Public Service Of New Mexico                          10,000            $   176,250
         Illinova Corp.                                         6,000                180,000
         Nipsco Industries Inc.                                 4,500                172,125
                                                                                 -----------
                                                                                     528,375
                                                                                 -----------
     UTILITIES - TELECOMMUNICATIONS (6.03%)

         SBC Communications                                     3,000                172,500
         Teco Energy, Inc.                                      7,000                179,375
                                                                                 -----------
                                                                                     351,875
                                                                                 -----------

         TOTAL COMMON STOCK                                                      $ 1,517,875
                                                                                 -----------


TOTAL INVESTMENT SECURITIES (96.03%)                                             $ 5,605,681
                                                                                 -----------

SHORT-TERM INVESTMENTS (5.11%)
         United Missouri Bank Money Market Fund                                      298,111
                                                                                 -----------



OTHER ASSETS LESS LIABILITIES (-1.14%)                                               (66,817)
                                                                                 -----------

TOTAL NET ASSETS                                                                 $ 5,836,975
                                                                                 ===========

                       STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                DECEMBER 31, 1995

ASSETS:
         Investment securities at market value (cost: $4,978,129)                 $5,605,681
         Short-term investments, at cost, which is equivalent to market              298,111
         Other assets                                                                 40,413
         Accrued income receivable                                                    80,569
         Receivable for capital shares sold                                           10,307
         Organizational expenses, net of amortization (Note 1)                        23,984
                                                                                  ----------
         Total assets                                                              6,059,065
                                                                                  ----------

LIABILITIES:
         Payable for investments purchased                                           198,076
         Payable to Investment Adviser (Note 1)                                       23,984
         Payable for capital shares redeemed                                              30
                                                                                  ----------
         Total liabilities                                                           222,090
                                                                                  ----------


NET ASSETS:
         (Equivalent to $10.16 per share on 574,402 shares of
         Capital Stock outstanding - 100 million shares authorized)               $5,836,975
                                                                                  ==========

SUMMARY OF SHAREHOLDER'S EQUITY
         Paid-in capital                                                          $5,208,039
         Undistributed net investment income                                             920
         Undistributed capital gains                                                     464
         Unrealized appreciation of investments                                      627,552
                                                                                  ----------
         Net assets at December 31, 1995                                          $5,836,975
                                                                                  ==========





                 See Accompanying Notes to Financial Statements.

                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                      FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
         Dividends                                                                         $    36,567
         Interest                                                                              220,200
                                                                                           -----------
              Total Income                                                                     256,767
                                                                                           -----------
EXPENSES:
         Investment Advisory Fees                                                               30,937
         Transfer Agent Expense                                                                 23,816
         Fund Accounting Fees                                                                   18,089
         Legal Expense                                                                          13,293
         Amortization Expense                                                                   11,124
         Audit Fees                                                                              8,274
         Custody Fees                                                                            7,272
         Registration Fees                                                                       6,763
         Printing                                                                                5,627
         Director Fees/Meetings                                                                  4,353
         Other Expense                                                                           2,905
         Distribution (Note 3)                                                                     856
                                                                                           -----------
              Total Expenses, before reimbursements                                            133,309
         Less Fees Waived and Expenses Reimbursed (Note 3)                                     (54,783)
                                                                                           -----------
              Net Expenses                                                                      78,526
                                                                                           -----------
         NET INVESTMENT INCOME:                                                                                $   178,241
                                                                                                               -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
         Net realized gain on investments
              Proceeds from sales of investment securities (excluding short-term
                  investments with maturities 60 days or less)                             $ 5,865,635
              Cost of investment securities sold                                             5,717,292
                                                                                           -----------
                  Net realized gain on investments                                                                 148,343
         Net unrealized appreciation of investments:
              Beginning of year                                                            $    13,493
              End of year                                                                      627,552
                                                                                           -----------
                  Net unrealized appreciation of investments                                                       614,059
                                                                                                               -----------
         Net realized and unrealized gain on investments                                                           762,402
                                                                                                               -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:                                                          $   940,643
                                                                                                               ===========




                 See Accompanying Notes to Financial Statements.

                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     For the year ended      For the year ended
                                                                     December 31, 1995       December 31, 1994
                                                                     -----------------       -----------------

INCREASE IN NET ASSETS:
     FROM OPERATIONS:
         Net investment income                                          $   178,241            $    45,711
         Net realized gain (loss) on investments                            148,343                (35,098)
         Net unrealized appreciation of investments                         614,059                 17,070
                                                                        ----------------------------------
         Increase in net assets resulting from operations                   940,643                 27,683
                                                                        ----------------------------------
     FROM DISTRIBUTIONS TO SHAREHOLDERS:
         Net investment income                                             (177,183)               (45,976)
         Net capital gains                                                 (110,450)                  --
                                                                        ----------------------------------
         Decrease in net assets resulting from distributions               (287,633)               (45,976)
                                                                        ----------------------------------
     FROM CAPITAL SHARE TRANSACTIONS:
         Proceeds of shares sold (244,351and 238,739 shares)              2,303,559              2,100,465
         Proceeds from shares sold upon reinvestment
              of dividends (26,534 and 4,738 shares)                        260,916                 41,741
         Cost of shares repurchased (57,650 and 13,319 shares)             (566,171)              (117,358)
                                                                        ----------------------------------
         Increase in net assets derived from capital
              share transactions                                          1,998,304              2,024,848
                                                                        ----------------------------------
         Increase in net assets                                           2,651,314              2,006,555

NET ASSETS:
     BEGINNING OF YEAR
         (includes undistributed
         net investment income of $0 and $126)                            3,185,661              1,179,106
                                                                        ----------------------------------
     END OF YEAR
         (includes undistributed
         net investment income of $920 and $0)                          $ 5,836,975            $ 3,185,661
                                                                        ==================================

                 See Accompanying Notes to Financial Statements.

                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1.       ORGANIZATION

              Pacific Advisors Fund Inc. (the "Company") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Company was organized on May 18, 1992 as a Maryland corporation and had no operations prior to February 8, 1993, other than those relating to organizational matters including the sale of 2,778 shares of stock of each of its four series ("Funds") at $9.00 per share to the Company's investment manager, Pacific Global Investment Management Company. The Company currently offers four Funds: Small Cap Fund, Balanced Fund, Income Fund, and Government Securities Fund. Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies, and restrictions. The Government Securities Fund seeks to provide high current income, preservation of capital, and rising future income, consistent with prudent investment risk.

              The Investment Manager paid the organizational and other initial expenses of the Fund incurred prior to the initial offering of the Fund's shares. However, the Fund has agreed to reimburse the Investment Manager for such expenses. The organizational costs will be deferred and amortized by each Fund over a period during which it is expected that a benefit will be realized, but no longer than five years from the date of the Funds' commencement of operations. Prepaid expenses will be amortized over a period not to exceed twelve months.

NOTE 2.       SIGNIFICANT ACCOUNTING POLICIES

              A. SECURITY VALUATION - Securities listed on a national securities exchange and certain over-the-counter ("OTC") issues traded on the NASDAQ national market system are valued at the last quoted sale price at the close of the NYSE. OTC issues not quoted on NASDAQ system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources (including Quotron), where available, and otherwise from brokers who are market makers for such securities. Debt securities with a maturity of less than 60 days are valued on an amortized cost basis.

              B. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and Federal income tax purposes. Dividends are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

              C. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - The Government Securities Fund declares and distributes dividends of its net investment income, if any, quarterly. The Board of Directors will determine the amount and timing of such payments.

              D. FEDERAL INCOME TAXES - No provision is made for Federal taxes since the Company intends to qualify as a regulated investment company and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from Federal income and excise taxes.

              E. ORGANIZATIONAL COSTS - Costs incurred by the Government Securities Fund in connection with its organization, registration and initial public offering of shares have been deferred and are being amortized using the straight-line method over a five-year period in accordance with the Expense Limitation Agreement for each of the Funds. During 1995 the Investment Manager assumed the amortization expense of $11,124 for organizational expenses.

NOTE 3.       INVESTMENT MANAGEMENT,
              DISTRIBUTOR AND OTHER RELATED
              PARTY TRANSACTIONS

              The Company and Government Securities Fund have entered into an investment management agreement ("Management Agreement") with Pacific Global Investment Management Company (the "Manager") and sub-advisory agreement ("Sub-Advisory Agreement") with Spectrum Asset Management, Inc. (the "Adviser"). The Management Agreement provides for investment management fees, payable monthly, and calculated at the maximum annual rate of 0.65% for the Government Securities Fund. The Sub-Advisory Agreement provides for a sub-advisory fee, payable monthly, and calculated at the maximum annual rate of 0.35% for Government Securities Fund. The Manager is solely responsible for the payment of these fees to the Adviser.

              In accordance with its expense limitation agreements ("Expense Limitation Agreements") with the Company, on behalf of each Fund, the Manager is required to reduce its investment management fee in any fiscal year in which all Fund Operating Expenses exceed the lowest applicable limit actually enforced by any state, and to reimburse the Government Securities Fund for any additional expenses that exceed such limit. In addition, from time to time, the Manager and the Adviser may voluntarily waive their management and advisory fees, respectively, and/or absorb certain expenses for the Government Securities Fund.

              Pursuant to the Expense Limitation Agreements, the voluntary waiver of fees and the assumption of expenses by the Manager and the Adviser, the following amounts were waived or reimbursed for the year January 1, 1995 to December 31, 1995 for Government Securities Fund; $30,937 of management and sub-advisory fees were waived and $23,846 was reimbursed by the Manager.

              For the year January 1, 1995 to December 31, 1995, Pacific Global Fund Distributors, Inc., the principal underwriter for the Company, received $11,731 of commissions on sales of capital stock of the Government Securities Fund, after deducting $2,249 allowed to authorized distributors as commissions.

              The Fund has adopted a plan of distribution, whereby the Government Securities Fund may pay a service fee in an amount up to 0.25% per annum of the Fund's average daily net assets to qualified recipients. For the year January 1, 1995 to December 31, 1995, $856 was accrued or paid.

NOTE 4.       PURCHASE AND SALES OF SECURITIES

              For the year ended December 31, 1995, the Government Securities Fund had purchases of securities, other than short-term investments of $7,847,931. The cost of securities held is the same for Federal income tax and financial reporting purposes.

                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                               For the Year Ended               For the Period
                                                                                  December 31                February 8, 1993 (3)
                                                                          1995                  1994         to December 31, 1993
                                                                     ------------------------------------------------------------


PER SHARE OPERATING PERFORMANCE
     Net Asset Value, Beginning of Period                            $       8.82          $    9.00          $       9.00
                                                                     -------------------------------          ------------
     Income from Investment Operations:
         Investment Income                                                   0.45               0.22                  0.11
         Expenses                                                           (0.14)             (0.09)                (0.04)
                                                                     -------------------------------          ------------
         Net Investment Income                                               0.31               0.13                  0.07

     Net realized and unrealized gain (loss) on securities                   1.53              (0.14)                (0.04)
                                                                     -------------------------------          ------------
     Total from Investment Operations                                        1.84              (0.01)                 0.03

     Less Distributions:
         Distributions from net investment income                           (0.31)             (0.17)                (0.03)
         Dividends from net capital gains                                   (0.19)              0.00                  0.00
     Net Asset Value, End of Period                                  $      10.16          $    8.82          $       9.00
                                                                     ===============================          ============
TOTAL INVESTMENT RETURN                                                     20.32%             (0.15%)                0.36%

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (000)                                 $      5,837          $   3,185          $      1,179
     Ratio of Expenses to Average Net Assets (1)                             1.65%              1.60%                 1.38% (2)
     Ratio of Net Investment Income to Average Net Assets                    3.75%              2.09%                 1.12% (2)
     Portfolio Turnover Ratio                                               57.85%             81.59                129.16% (2)



--------------------------------------------------------------------------------
1. Without the voluntary fee waivers and reimbursement of expenses, the ratio of expenses to average daily net assets for the Government Securities Fund would have been 2.80%, 4,86% and 15.46%, for the years 1995 through 1993 respectively.

2.   Annualized.

3.   Commencement of Operations.


                 See Accompanying Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
BOARD OF DIRECTORS AND SHAREHOLDERS
PACIFIC ADVISORS FUND INC.
GOVERNMENT SECURITIES FUND

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Pacific Advisors Fund Inc. Government Securities Fund as of December 31, 1995, the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1995 and 1994, and for the period February 8, 1993 (commencement of operations) to December 31, 1993. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Pacific Advisors Fund Inc. Government Securities Fund as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1995 and 1994, and for the period February 8, 1993 (commencement of operations) to December 31, 1993, in conformity with generally accepted accounting principles.

   ERNST & YOUNG LLP

   Los Angeles, California
   January 29, 1996

                           PACIFIC ADVISORS FUND INC.
--------------------------------------------------------------------------------

DIRECTORS:
   George A. Henning, Chairman
   Victoria L. Breen
   Thomas M. Brinker
   Kathleen M. Fishkin
   L. Michael Haller III
   Siegfred S. Kagawa
   Takashi Makinodan, Ph.D.
   Gerald E. Miller
   Louise K. Taylor

OFFICERS:
   George A. Henning, President
   Thomas H. Hanson, Vice President, Secretary and Treasurer
   Victoria L. Breen, Assistant Secretary
   Paul W. Henning, Assistant Treasurer

INVESTMENT MANAGER:
   Pacific Global Investment Management Company
   206 North Jackson Street, Suite 201
   Glendale, California 91206

ADVISER:
   Spectrum Asset Management, Inc.
   450 Newport Center Drive, Suite 420
   Newport Beach, California 92660

TRANSFER AGENT AND ADMINISTRATOR:
   Pacific Global Investor Services, Inc.
   206 North Jackson Street, Suite 201
   Glendale, California 91206

DISTRIBUTOR:
   Pacific Global Fund Distributors, Inc.
   206 North Jackson Street, Suite 201
   Glendale, California 91206


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current effective prospectus of the Fund, which contains information concerning the investment policies of the Fund as well as other pertinent information.